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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 20, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                     0-20574                   51-0340466
     (State or other jurisdiction    (Commission File Number)      (IRS Employer
          of incorporation)                                  Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.    Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit 99.1. Press Release dated July 20, 2004 titled "The Cheesecake Factory Reports Record Financial Results for the Second Quarter Ended June 29, 2004".

ITEM 9.    Regulation FD Disclosure.

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

     On July 20, 2004, The Cheesecake Factory Incorporated issued a press release announcing financial results for the fiscal second quarter ended June 29, 2004. A copy of the press release is attached as Exhibit 99.1.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 20, 2004          THE CHEESECAKE FACTORY INCORPORATED



                               By:  /s/ MICHAEL J. DIXON
                                    --------------------------------------------
                                    Michael J. Dixon
                                    Senior Vice President and Chief Financial
                                    Officer



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                                  EXHIBIT INDEX

      Exhibit            Description
---------------------    -------------------------------------------------------
        99.1             Press Release dated July 20, 2004 titled "The
                         Cheesecake Factory Reports Record Financial Results for the Second Quarter Ended June 29, 2004."



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